Other current assets	12 Months Ended
Dec. 31, 2022
Other current assets [Abstract]
Other current assets	Other current assets

	2022	2021
	(in € millions)
Content assets	187	161
Prepaid expenses and other	89	74
Derivative assets	31	11
Total	307	246
Content asset amortization of €193 million, €122 million, and €48 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2022, 2021, and 2020, respectively.